                                                                   EXHIBIT 99.01

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION        CASE NO.         00 B 28798
              ---------------------------                        ------------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                         For Month Ending May 31, 2001
                   -
BEGINNING BALANCE IN ALL ACCOUNTS                          $  5,561,244
                                                           ------------
RECEIPTS:
            1. Receipts from operations                    $    872,176
                                                           ------------
            2. Other Receipts (2)                          $     37,572
                                                           ------------
            3. Miscellaneous Receipts                      $     22,407
                                                           ------------
            4. Sale Of Assets                              $    710,000
                                                           ------------
            5. Return Of AA Escrow                         $         -
                                                           ------------
            6. Return Of Crown Escrow                      $         -
                                                           ------------
DISBURSEMENTS:
            3. Net payroll:
               a. Officers                                 $     44,790
                                                           ------------
               b. Others                                   $     30,029
                                                           ------------
            4. Taxes
               a. Federal Income Taxes                     $     27,124
                                                           ------------
               b. FICA withholdings                        $      7,495
                                                           ------------
               c. Employee's withholdings (1)              $      3,262
                                                           ------------
               d. Employer's FICA                          $      7,495
                                                           ------------
               e. Federal Unemployment Taxes               $          -
                                                           ------------
               f. State Income Tax                         $      3,448
                                                           ------------
               g. State Employee withholdings              $     10,539
                                                           ------------
               h. All other taxes                          $          -
                                                           ------------
            5. Necessary expenses:
               a. Rent or mortgage payments (s)            $      6,713
                                                           ------------
               b. Utilities (4)                            $    (38,204)
                                                           ------------
               c. Insurance & Benefits                     $    222,843
                                                           ------------
               d. Merchandise bought for                   $          -
                     manufacture or sale                   ------------

               e. Other necessary expenses
                    Foothill Secured Loan                  $          -
                                                           ------------
                    Asset Sale Related Expenses            $          -
                                                           ------------
                    Union Closure Agreement                $          -
                                                           ------------
                    Professional/Trustee Fees              $    197,302
                                                           ------------
                    All Other Disbursements                $     70,882
                                                           ------------
TOTAL DISBURSEMENTS                                        $    593,719
                                                           ------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $  1,048,436

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $  6,652,447
            OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $    (19,285)
            PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $    (30,597)
            ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
            PAYROLL ACCOUNT: 5800026501                                         $      7,115
ENDING BALANCE IN ALL ACCOUNTS                $ 6,609,680
                                              -----------

(1) Includes wage garnishments
(2) Includes $2,090 of Enprotech cash received in our lockbox payable to Enprotech.
(3) The following stay bonus pay disclosed in page 3 is included in items 3 & 4 above: $36,865 net pay, $2,856 employee FICA & Medicare, $13,748 FIT, $1,698 SIT and $2,856 employer FICA & medicare.
(4) A check was received for Enprotechs pro-rated portion of January utilities that was previously paid.

                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION           CASE NO.:    00 B 28798
                ---------------------------                       ------------

                                RECEIPTS LISTING

                         FOR MONTH ENDING May 31, 2001


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF MAY 1 THROUGH MAY 31, 2001 (1)
------------------------------------------------------------------------

 DATE RECEIVED                         DESCRIPTION                                AMOUNT
 -------------                         -----------                                ------

 None                    General Motors                                        $         -
 None                    Chrysler Progress Payments                                      -
 None                    Chrysler Holdbacks                                              -
 None                    Chrysler Repairs                                                -
 None                    Misc. Holdbacks & Acceptances                                   -
 None                    Verson Std. Products                                            -
 None                    Corporate                                                       -
 None                    Receipt of Escrow                                               -
 None                    Note Receivable                                                 -
                         Additional Receipts                                             -
 Various                            Employee Related/COBRA Receipts-Foothill        22,407
 Various                            Operational Receipts                           872,176
 Various                            Sale Of Hydroform Press                        710,000
 Various                            Other Receipts                                  37,572
 Various                            Return Of AA Escrow                                  -
 Various                            Return Of Crown Escrow                               -
                                                                               -----------
                          TOTAL  RECEIPTS                                      $ 1,642,155
                                                                               -----------



      (1) Please see attached pages for the detail of receipts by Company bank account

                        OPERATING REPORT Page 2 (1 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION          CASE NO.:    00 B 28798
            ---------------------------                      ------------

                                RECEIPTS LISTING

                         FOR MONTH ENDING May 31, 2001

      Bank:          LASALLE BANK N.A.
                     -----------------------------------------------------------
      Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                     -----------------------------------------------------------
      Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                     -----------------------------------------------------------
      Account No.:   5800272592
                     -----------------------------------------------------------


 DATE RECEIVED           DESCRIPTION                                           AMOUNT
 -------------           -----------                                           ------
      None               General Motors                                        $         -
      None               Chrysler Progress Payments                                      -
      None               Chrysler Holdbacks                                              -
      None               Chrysler Repairs                                                -
      None               Misc. Holdbacks & Acceptances                                   -
      None               Verson Std. Products                                            -
      None               Corporate                                                       -
      None               Receipt of Escrow                                               -
      None               Note Receivable                                                 -
      Various            Additional Receipts                                             -
      Various                       Employee Related/COBRA Receipts                 22,407
      Various                       Operational Receipts                           872,176
      Various                       Sale Of Hydroform Press                        710,000
      Various                       Other Receipts                                  37,572
      Various                       Return Of AA Escrow                                  -
      Various                       Return Of Crown Escrow                               -
                                                                               -----------
                               TOTAL  RECEIPTS                                 $ 1,642,155

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION          CASE NO.:    00 B 28798
            ---------------------------                      ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:    ALLIED PRODUCTS CORPORATION            CASE NO.:    00 B 28798
              ---------------------------                        ------------

                                RECEIPTS LISTING

                         FOR MONTH ENDING May 31, 2001

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------
Account No.:    5800272618
                ----------------------------------------------------------------

DATE RECEIVED           DESCRIPTION                                          AMOUNT
-------------           -----------                                          ------
None                     General Motors                                        $         -
None                     Chrysler Progress Payments                                      -
None                     Chrysler Holdbacks                                              -
None                     Chrysler Repairs                                                -
None                     Misc. Holdbacks & Acceptances                                   -
None                     Verson Std. Products                                            -
None                     Corporate                                                       -
None                     Receipt of Escrow                                               -
None                     Note Receivable                                                 -
                         Additional Receipts
None                                Employee Related/COBRA Receipts-Foothill             -
None                                Operational Receipts                                 -
None                                Sale Of Hydroform Press                              -
None                                Other Receipts                                       -
None                                Return Of AA Escrow                                  -
None                                Return Of Crown Escrow                               -
                                                                               -----------
                               TOTAL  RECEIPTS                                 $         -
                                                                               -----------


                        OPERATING REPORT Page 2 (3 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


CASE NAME:    ALLIED PRODUCTS CORPORATION        CASE NO.:    00 B 28798
              ---------------------------                    ------------

               RECEIPTS LISTING

               FOR MONTH ENDING May 31, 2001

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------
Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               -----------------------------------------------------------------
Account No.:   5800272600
                     -----------------------------------------------------------

DATE RECEIVED           DESCRIPTION                                           AMOUNT
-------------           -----------                                           ------
None                     General Motors                                        $         -
None                     Chrysler Progress Payments                                      -
None                     Chrysler Holdbacks                                              -
None                     Chrysler Repairs                                                -
None                     Misc. Holdbacks & Acceptances                                   -
None                     Verson Std. Products                                            -
None                     Corporate                                                       -
None                     Receipt of Escrow                                               -
None                     Note Receivable                                                 -
                         Additional Receipts
None                                Employee Related/COBRA Receipts-Foothill             -
None                                Operational Receipts                                 -
None                                Sale Of Hydroform Press                              -
None                                Other Receipts                                       -
None                                Return Of AA Escrow                                  -
None                                Return Of Crown Escrow                               -
                                                                               -----------
                               TOTAL  RECEIPTS                                 $         -
                                                                               -----------


                        OPERATING REPORT Page 2 (4 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

 CASE NAME:   ALLIED PRODUCTS CORPORATION            CASE NO.:    00 B 28798
              ---------------------------                        ------------

                                RECEIPTS LISTING

                         FOR MONTH ENDING May 31, 2001

 Bank:          LASALLE BANK N.A.
                -----------------------------------------------------------
 Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                -----------------------------------------------------------
 Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
                -----------------------------------------------------------
      Account No.:   5800026501
                     -------------------------------------------------------

DATE RECEIVED           DESCRIPTION                                           AMOUNT
-------------           -----------                                           ------
 None                    General Motors                                        $         -
 None                    Chrysler Progress Payments                                      -
 None                    Chrysler Holdbacks                                              -
 None                    Chrysler Repairs                                                -
 None                    Misc. Holdbacks & Acceptances                                   -
 None                    Verson Std. Products                                            -
 None                    Corporate                                                       -
 None                    Receipt of Escrow                                               -
 None                    Note Receivable                                                 -
                         Additional Receipts
 None                               Employee Related/COBRA Receipts-Foothill             -
 None                               Operational Receipts                                 -
 None                               Sale Of Hydroform Press                              -
 None                               Other Receipts                                       -
 None                               Return Of AA Escrow                                  -
 None                               Return Of Crown Escrow                               -
                                                                               -----------
                               TOTAL  RECEIPTS                                 $         -
                                                                               -----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (5 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION           CASE NO.:    00 B 28798
               ---------------------------                       ------------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING May 31, 2001

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF MAY 1 THROUGH MAY 31, 2001 (1)
------------------------------------------------------------------------

  DATE DISBURSED            CHECK/WIRE NO.                    DESCRIPTION                        AMOUNT
  --------------            --------------                    -----------                        ------
     Various                       Various             Salaries, Benefits & Insurance          $ 299,003
     Various                       Various             Stay Bonus                                 58,023
     Various                       Various             Utilities                                 (38,204)
     Various                       Various             Rents & Leases                              6,713
       None                         None               Remaining Man. Costs                            -
       None                         None               Pre-Petition Vendor Payments                    -
       None                         None               Real Estate Taxes                               -
       None                         None               Asset Sale Related Expenses                     -
       None                         None               Foothill Capital-Secured Loan                   -
       None                         None               Union Closure Agreement                         -
       None                         None               Parts Purchases                                 -
     Various                       Various             Professional/Trustee Fees                 197,302
       None                         None               Correction Of February                          -
       None                         None               Boeing Letter of Credit                         -
       None                         None               Foothill Interest & Fees                        -
     Various                       Various             All Other                                  70,882

                                                                                              ----------
                                                           TOTAL DISBURSEMENTS                $  593,719
                                                                                              ----------

(1) Please see attached pages for the detail of disbursements by Company bank account


                        OPERATING REPORT Page 3 (1 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                              DISBURSEMENT LISTING

CASE NAME:     ALLIED PRODUCTS CORPORATION           CASE NO.:    00 B 28798
               ---------------------------                       -----------

                         FOR MONTH ENDING May 31, 2001

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ---------------------------------------------------------------
Account No.:    5800272592
                ---------------------------------------------------------------

 DATE DISBURSED            CHECK/WIRE NO.                DESCRIPTION                        AMOUNT
 --------------            --------------                -----------                        ------
    Various                   Various             Salaries, Benefits & Insurance          $ 299,003
    Various                   Various             Stay Bonus                                 58,023
    Various                   Various             Utilities                                 (38,204)
    Various                   Various             Rents & Leases                              6,713
      None                     None               Remaining Man. Costs                            -
      None                     None               Pre-Petition Vendor Payments                    -
      None                     None               Real Estate Taxes                               -
      None                     None               Asset Sale Related Expenses                     -
      None                     None               Foothill Capital-Secured Loan                   -
      None                     None               Union Closure Agreement                         -
      None                     None               Parts Purchases                                 -
    Various                   Various             Professional/Trustee Fees                 197,302
      None                     None               Correction Of February                          -
      None                     None               Boeing Letter of Credit                         -
      None                     None               Foothill Interest & Fees                        -
    Various                   Various             All Other                                  70,882

                                                                                          ---------
                                                           TOTAL DISBURSEMENTS            $ 593,719
                                                                                          ---------


You must create a separate list for each bank account for which disbursements were made during the month.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
               ---------------------------                      ------------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING May 31, 2001

Bank:               LASALLE BANK N.A.
                    ------------------------------------------------------------
Location:           135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                    ------------------------------------------------------------
Account Name:       ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                    ------------------------------------------------------------
Account No.:        5800272618
                    ------------------------------------------------------------

DATE DISBURSED     CHECK/WIRE NO.                  DESCRIPTION              AMOUNT
--------------     --------------                  -----------              ------

 None              None               Salaries, Benefits & Insurance       $      -
 None              None               Stay Bonus                                  -
 None              None               Utilities                                   -
 None              None               Rents & Leases                              -
 None              None               Remaining Man. Costs                        -
 None              None               Pre-Petition Vendor Payments                -
 None              None               Real Estate Taxes                           -
 None              None               Asset Sale Related Expenses                 -
 None              None               Foothill Capital-Secured Loan               -
 None              None               Union Closure Agreement                     -
 None              None               Parts Purchases                             -
 None              None               Professional/Trustee Fees                   -
 None              None               Correction Of February                      -
 None              None               Boeing Letter of Credit                     -
 None              None               Foothill Interest & Fees                    -
 None              None               All Other                                   -

                                                                           ---------
                                     TOTAL DISBURSEMENTS                   $      -
                                                                           ---------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (3 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION       CASE NO.:     00 B 28798
              ---------------------------                    ------------

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING May 31 , 2001

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------
Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               -----------------------------------------------------------------
Account No.:   5800272600
               -----------------------------------------------------------------

DATE DISBURSED        CHECK/WIRE NO.                   DESCRIPTION                   AMOUNT
--------------        --------------                   -----------                   ------
     None                 None               Salaries, Benefits & Insurance         $       -
     None                 None               Stay Bonus                                     -
     None                 None               Utilities                                      -
     None                 None               Rents & Leases                                 -
     None                 None               Remaining Man. Costs                           -
     None                 None               Pre-Petition Vendor Payments                   -
     None                 None               Real Estate Taxes                              -
     None                 None               Asset Sale Related Expenses                    -
     None                 None               Foothill Capital-Secured Loan                  -
     None                 None               Union Closure Agreement                        -
     None                 None               Parts Purchases                                -
     None                 None               Professional/Trustee Fees                      -
     None                 None               Correction Of February                         -
     None                 None               Boeing Letter of Credit                        -
     None                 None               Foothill Interest & Fees                       -
     None                 None               All Other                                      -

                                                                                    ---------
                                    TOTAL DISBURSEMENTS                             $       -
                                                                                    ---------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (4 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION         CASE NO.:     00 B 28798
               ---------------------------                      ------------

                         FOR MONTH ENDING May 31, 2001

Bank:          LASALLE BANK N.A.
               --------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               --------------------------------------------------------
Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               --------------------------------------------------------
Account No.:   5800026501
               --------------------------------------------------------

 DATE DISBURSED         CHECK/WIRE NO.                    DESCRIPTION                  AMOUNT
 --------------         --------------                    -----------                  ------
     None                    None               Salaries, Benefits & Insurance        $      -
     None                    None               Stay Bonus                                   -
     None                    None               Utilities                                    -
     None                    None               Rents & Leases                               -
     None                    None               Remaining Man. Costs                         -
     None                    None               Pre-Petition Vendor Payments                 -
     None                    None               Real Estate Taxes                            -
     None                    None               Asset Sale Related Expenses                  -
     None                    None               Foothill Capital-Secured Loan                -
     None                    None               Union Closure Agreement                      -
     None                    None               Parts Purchases                              -
     None                    None               Professional/Trustee Fees                    -
     None                    None               Correction Of February                       -
     None                    None               Boeing Letter of Credit                      -
     None                    None               Foothill Interest & Fees                     -
     None                    None               All Other                                    -

                                                                                      --------
                                        TOTAL DISBURSEMENTS                           $      -
                                                                                      --------


You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (5 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION        CASE NO.:     00 B 28798
              ---------------------------                     ------------

                         FOR MONTH ENDING May 31, 2001

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

             Beginning Inventory                $        -
                                                ----------
             Add: purchases                     $        -
                                                ----------
             Less: goods sold                   $        -
                (cost basis)                    ----------

             Ending Inventory                   $
                                                ----------

PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                   $  116,137
                                                ----------
Payroll taxes due but unpaid                    $        -
                                                ----------

                                STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                             Date regular       Amount of        Number of     Amounts of
Name of Creditor/Lessor     payment is due       Regular         Payments       Payments
                                                 Payment         Delinquent    Delinquent*
-----------------------     --------------      ---------        ---------     ----------
                                                                               $      -




*Include only post-petition payments     OPERATING REPORT Page 4